UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 3

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2006

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1923 Trade Center Way, Naples, Florida	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Reported Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 6, 2006, and as amended on December 14, 2007 and February 1, 2008 , we filed a current report on Form 8-K to report that our financial statements for the fiscal years ended December 31, 2004 and 2005 and for the interim periods ended March 31, 2005 and 2006, June 30, 2005 and 2006 and September 30, 2005 should no longer be relied upon. As previously reported, we were initially aware of three areas in which the financial statements were in error. Following an in-depth review of all our financial statements for such periods, we will be making additional changes to our revised financial statements as described below. Our board of directors, in the absence of an audit committee, discussed the matters disclosed below with our previously retained accounting consultant but not with our independent auditor although we are aware that our accounting consultant has discussed various aspects of the matters disclosed below with our independent auditors.

Accounting Policies:

We have expanded our disclosures in our accounting policies footnote.

Accounting for merger transaction:

We changed the accounting for the merger transaction with Food Innovations, Inc., our wholly-owned, operating subsidiary, to that of a capital transaction/recapitalization. The entry on our balance sheet for stockholders’ deficiency is now presented as that of the legal subsidiary (the operating company). The capital structure, including the number of shares issued to effect the merger transaction, is that of the legal parent.

Dilutive Securities:

We have added a disclosure of the number of dilutive securities that could potentially dilute basic earnings per share in the future.

Notes Payable:

We have recorded additional non-convertible notes payable to our balance sheets.

Beneficial Conversion Features of Notes Payable:

Our financial statements as originally filed did not account for the beneficial conversion features of convertible notes payable or the related warrants. We changed our accounting for these securities as follows:

Through the period ended June 30, 2005, we calculated the value of the beneficial conversion feature of our convertible notes payable and the value of warrants via the equity method, and allocated the value of the discount on our convertible notes payable between the beneficial conversion feature and the related warrants. The discount to notes payable was amortized to interest expense. During the three months ended September 30, 2005, the number of shares of common stock issuable exceeded the number of shares authorized, and the beneficial conversion features of the convertible notes payable were classified as a derivative liability in compliance with the provisions of Emerging Issues Task Force Issue 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s own Stock” (“EITF 00-19”). At this point, we began valuing the beneficial conversion features and warrants using the Black-Scholes valuation method. The change in the value of these contracts during the period the contracts were classified as equity was accounted for as an adjustment to stockholders’ equity in compliance with paragraph 10 of EITF 00-19. This adjustment resulted in increasing the value of the warrants and the conversion options. The increases in value were charged to additional paid-in capital, to the extent additional paid-in capital was available; the amount of the increase in excess of additional paid-in capital was charged to accumulated deficit. For periods subsequent to September 30, 2005, these contracts were revalued at every period end, and any changes in value were charged to operations.

The interest associated with the convertible notes payable is also convertible at a price lower than market price, which results in a beneficial conversion feature. These beneficial conversion features are considered payments-in-kind, and in accordance with Emerging Issues Task Force Issue 00-27 (“EITF 00-27”) these contracts were valued using the intrinsic value method and amortized over the terms of the related convertible notes.

Valuation of Common Stock Issued:

The Company revalued the issuances of common stock for services utilizing the closing market price on the contract date.

Reverse Stock Splits:

We have expanded the disclosure regarding the retroactive restatement of our financial statements for the effects of the reverse stock splits.

Statement of Cash Flows:

We have revised the disclosure in the statement of cash flows to present any changes in the amount of principal owed on notes payable to be classified in the “Financing Activities” section. We have also revised our disclosure in the statement of cash flows regarding the shares issued for the merger transaction, as there was no expense involved related to the issuance of shares in the merger transaction.

Penalty for Late Registration of Shares:

We have recorded a penalty associated with the late registration of shares pursuant to the terms in the underlying convertible notes payable agreement. We will continue to accrue the penalty until such time as the penalty is no longer assessed pursuant to the terms of the applicable agreements, which, in general, is two years after their issue date.

Restricted Shares:

We have removed the terminology “restricted shares” from all reports. All common stock is treated the same for earnings per share purposes; there are no special classes of common stock.

Disclosure of Sales Of Unregistered Securities:

The disclosure for the Recent Sales of Unregistered Securities has been revised to include the specific dates of the transactions listed.

Controls and Procedures:

We added a disclosure regarding the conclusions of our chief executive officer and chief financial officer regarding the effectiveness of our disclosure controls and procedures.

The audit of our financial statements for the period ended December 31, 2006 is not yet complete, and there may be additional changes not addressed in this Form 8-K.

Item 8.01. Other Events

W e will not be amending our annual reports on Form 10-KSB for the years ended December 31, 2004 and 2005, nor will we be amending our quarterly reports on Form 10-QSB for the quarters ending March 31, 2005, June 30, 2005 and September 30, 2005. Rather, we will included revised financial statements (and Management’s Discussion and Analysis sections) for the years ended December 31, 2004 and 2005 in the annual report we will file for the year ended December 31, 2006. Similarly, our amended quarterly reports for 2006 will reflect the restatement of our financial statements for each previously reported period included in the filings together with appropriate disclosure.  All amended filings will include disclosures required by SFAS 154.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: February 14, 2008
By: /s/ Sam Klepfish Sam Klepfish, CEO